UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2015, the board of directors (the "Board") of NorthStar Real Estate Income II, Inc. (“NorthStar Income II”) approved the renewal of the advisory agreement (the “Advisory Agreement”) by and among NorthStar Income II, NorthStar Real Estate Income Operating Partnership II, LP, NorthStar Income II’s operating partnership, NSAM J-NSII Ltd, NorthStar Income II’s advisor (the “Advisor”) and NorthStar Asset Management Group Inc., NorthStar Income II’s sponsor. The Advisory Agreement was renewed for an additional one-year term commencing on June 30, 2015 upon terms identical to those in effect through June 30, 2015. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar Income II, including asset management services, acquisition services and stockholder services.

The foregoing description of the Advisory Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Advisory Agreement filed as Exhibit 10.1 to NorthStar Income II’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2014, which agreement is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) NorthStar Income II held its 2015 annual meeting of stockholders (the “Meeting”) on June 25, 2015. At the close of business on April 2, 2015, the record date for the Meeting, there were 49,545,437 shares of NorthStar Income II’s common stock outstanding and entitled to vote. Holders of 25,248,479 shares of common stock, representing a like number of votes, were present at the Meeting, either in person or by proxy.

(b) Matters voted upon by stockholders were as follows:

Proposal 1. At the Meeting, the following individuals were elected to the Board to serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified, by the following vote:

Nominees	Votes For	Votes Withheld	Broker Non-Vote

David T. Hamamoto	13,627,069	318,313	11,303,097
Jonathan T. Albro	13,631,650	313,732	11,303,097
Charles W. Schoenherr	13,638,700	306,682	11,303,097
Winston W. Wilson	13,626,129	319,253	11,303,097

Proposal 2. At the Meeting, stockholders ratified the appointment of Grant Thornton LLP as NorthStar Income II’s independent registered public accounting firm for the fiscal year ending December 31, 2015, by the following vote:

For	Against	Abstained

24,802,531	47,570	398,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: July 1, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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